Exhibit 10.59

AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of January 9, 2007, by and among Trimont Land Company, a California corporation, Ski Lifts, Inc., a Washington corporation, DRE, L.L.C., a Delaware limited liability company, Loon Mountain Recreation Corporation, a New Hampshire corporation, Loon Realty Corp., a New Hampshire corporation, Sierra-at-Tahoe, Inc., a Delaware corporation, Booth Creek Resort Properties LLC, a Delaware limited liability company (“Newco”), CNL Income Partners, LP, a Delaware limited partnership, and The Talon Group, Orlando Services Division, a division of First American Title Company. Each of the foregoing parties shall hereinafter be collectively referred to as the “Parties.” Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to them in the Asset Purchase Agreement.

WHEREAS, the Parties have heretofore entered into that certain Asset Purchase Agreement, dated as of December 1, 2006 (the “Asset Purchase Agreement”);

WHEREAS, the Parties desire to amend the Asset Purchase Agreement to add BCRP Inc., a Delaware corporation (“BCRP”), as an additional party thereto;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Additional Party. BCRP is hereby added as an additional party to the Asset Purchase Agreement with all of the same rights and obligations of Newco thereunder.

2. Assumption. BCRP hereby agrees (i) to become a party to the Asset Purchase Agreement, (ii) to be bound by all of the terms and conditions thereof and (iii) to assume, on a joint and several basis with Newco, all of the obligations of “Newco” under the Asset Purchase Agreement. Accordingly, all obligations of Newco and BCRP under the Asset Purchase Agreement shall be joint and several.

3. Further Amendment. All references to “Newco” in the Asset Purchase Agreement shall henceforth be references to BCRP and Newco, jointly. The Asset Purchase Agreement is hereby amended to the further extent required to give effect to the terms and conditions of Sections 1 and 2 above.

4. Restatement of Section 9.8(a). Section 9.8(a) of the Asset Purchase Agreement is hereby restated as follows:

(a) Title Reports; Title Policies. Within ten (10) Business Days after the date hereof, Purchaser shall obtain an ALTA Extended Coverage Owner’s Preliminary Title Report (“PTR”) issued by the Title Company, together with copies of all documents and exceptions to title (the “Underlying Documents”) referred to therein, covering each interest or estate in Seller Real Property. The cost of such PTRs, and any subsequent or supplemental title reports obtained until finally approved by Purchaser, shall be paid by Purchaser. Purchaser shall have a period of ten (10) Business Days after the date hereof to approve or disapprove the same, in its sole and absolute discretion, by notice in writing to Sellers specifying the title exceptions which are not acceptable to Purchaser (each a “Disapproved Matter”), and Purchaser shall have ten (10) Business Days after the receipt of any supplemental PTR to approve or disapprove thereof by notice in writing to Sellers. Purchaser’s failure to approve any such PTR within the specified period shall constitute its approval thereof. Any item approved or deemed approved by Purchaser shall constitute a “Permitted Exception” hereunder. Further, notwithstanding anything to the contrary contained herein, all of the following shall also constitute Permitted Exceptions (regardless of whether Purchaser disapproves of them): (a) real estate taxes and assessments, existing bond or special district assessments, personal property taxes, water and/or meter charges, sewer taxes, charges or rents, in each case not yet due and payable; (b) Liens made, created or suffered by or on behalf of Purchaser, including, without limitation, Liens arising as a result of any act or omission of Purchaser or Purchaser’s Representatives; (c) zoning and other land use restrictions and ordinances; (d) consents previously granted by any former owner of any parcel of Seller Real Property for the erection of any structure or structures on, under or above any street or streets on which such Seller Real Property may abut; (e) any Liens as to which the Title Company will insure, or commit to insure, Purchaser against loss or forfeiture of title without any incremental increase in the title insurance premium; and (f) all Permitted Liens. Within ten (10) Business Days after Sellers’ receipt of written notice of any Disapproved Matter(s), Sellers shall notify Purchaser in writing of any such Disapproved Matter(s) that Sellers are unable or unwilling to cause to be removed or insured against as set forth above at or prior to the Closing (a “Non-Removal Notice”), it being understood and agreed that Sellers shall have no obligation to remove any such Disapproved Matters. With respect to all other Disapproved Matters, Sellers will use commercially reasonable efforts to cause such matters to be removed prior to or at the Closing (or, if such matters cannot be removed through the use of commercially reasonable efforts, Sellers will use commercially reasonable efforts to cause such matters to be insured over without any incremental increase in the title insurance premium); provided, however, that Sellers shall have no liability to Purchaser if, despite its use of commercially reasonable efforts, it is unable to cause such matters to be removed or insured against as set forth above. If Sellers fail to respond to Purchaser’s notice listing any Disapproved Matters within such ten (10) Business Days period, Sellers will be deemed to have given a Non-Removal Notice. In the event there are any Disapproved Matters which Sellers are unwilling or unable to cause to be removed or insured against as set forth above, then Purchaser may elect as its sole and exclusive remedy, by giving written notice to Sellers and to the Title Company not later than January 16, 2007 (or, in the case of Disapproved Matters which Sellers have elected to try to cause to be removed, prior to the Closing Date, but in no event later than prior to five (5) Business Days after Sellers deliver to Purchaser written notice of its inability to remove such Disapproved Matter despite the use of commercially reasonable efforts to do so), to (i) terminate this Agreement or (ii) waive its disapproval of such exceptions without any abatement or reduction in the Purchase Price, in which case such exceptions shall then be deemed to be Permitted Exceptions. Purchaser’s failure to give a termination notice on or before January 16, 2007 will be deemed its election to waive its disapproval and accept such exceptions as Permitted Exceptions. Following Purchaser’s approval or deemed approval of each such PTR, and in any event, on or prior to the Closing Date, the Title Company shall issue, at Purchaser’s cost, an ALTA Extended Coverage Owner’s Policy of Title Insurance (each a “Title Policy”) based upon such approved PTR, insuring title to each such interest or estate in Seller Real Property as of the Closing Date and showing title thereto in each such case to be vested in Sellers, free and clear of all Liens other than Permitted Exceptions.

5. Miscellaneous.

(a) Except as provided in Sections 1 through 4 above, the Asset Purchase Agreement shall remain unchanged and in full force and effect.

(b) This Amendment shall be governed in accordance with the Asset Purchase Agreement.

(c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which, together, shall be deemed to constitute a single document.

[Remainder of page intentionally left blank; signatures follow]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of January 9, 2007.

CNL INCOME PARTNERS, L.P., a Delaware limited partnership

By:	/s/ Tammie A. Quinlan
Name: Tammie A. Quinlan
Its: Executive Vice President

TRIMONT LAND COMPANY, a California corporation

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

SKI LIFTS, INC., a Washington corporation

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

DRE, L.L.C., a Delaware limited liability company

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

LOON MOUNTAIN RECREATION CORPORATION, a New Hampshire corporation

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

LOON REALTY CORP., a New Hampshire corporation

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

SIERRA-AT-TAHOE, INC., a Delaware corporation

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

BOOTH CREEK RESORT PROPERTIES LLC, a Delaware limited liability company

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

BCRP INC., a Delaware corporation

By:	/s/ Elizabeth J. Cole
Name: Elizabeth J. Cole
Title: Executive Vice President

THE TALON GROUP, a division of First American Title Company

By:	/s/ Scott A. Brown
Name: Scott A. Brown
Title: Commercial Closer